Putnam
Preferred
Income
Fund

SEMIANNUAL REPORT

May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "We believe the fund's adjustable-rate preferreds and sinking-fund preferreds will continue to help dampen volatility. Looking ahead, we will continue to look for mispriced securities and those that enhance the fund's call protection."

                                       --  Jeanne L. Mockard, manager
                                           Putnam Preferred Income Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

17 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Timely portfolio weighting shifts and thoughtful security selection made significant contributions to Putnam Preferred Income Fund's positive performance during the six months ended May 31, 1997. Fund Manager Jeanne Mockard's timely strategy moves clearly took the edge off a challenging period in the preferred securities markets.

Although the Federal Reserve Board has raised short-term rates at its March meeting it did not take any additional action in May or July. Investors, however, have been far from reassured and generally consider that with regard to further increases, it is a matter of "when" rather than "if." In anticipation of future increases, Jeanne stepped up the weighting of adjustable-rate preferred stocks because of their tendency toward stability in a rising rate environment.

In the following report, Jeanne explains the rationale behind her portfolio moves during the first half of fiscal 1997 and takes a look at prospects during the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Jeanne L. Mockard

The winds of change provided some blustery moments during the first half of Putnam Preferred Income Fund's 1997 fiscal year. For the six months ended May 31, 1997, those gusts included federal budget proposals that could affect the types of securities held by the fund, the first increase in short-term interest rates in more than two years, and increasing controversy about a new type of security sold in the perpetual-preferred market. However, as is often the case, change can bring opportunity. Your fund's total returns of 3.86% and 3.74% at net asset value for class A and class M shares, respectively, reflect our ability to navigate those winds. The fund's returns at public offering price were 0.52% and 1.64% for class A and class M shares, respectively. For complete performance information, please see pages 9 and 10.

* ADJUSTABLE-RATE PREFERREDS CUSHION FUND AS RATES RISE

After leaving interest rates unchanged for more than two years, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point on March 25, 1997. A rising interest-rate environment can be challenging for preferred stocks, which, although classified as equities on corporate balance sheets, function more like bonds in the marketplace. In such an environment, the prices of adjustable-rate preferred stocks (ARPs) tend to be relatively stable. Because their dividends are adjusted to reflect changes in interest rates, their price movements are comparable with those of shorter-maturity bonds.

Consequently, in anticipation of additional interest-rate increases, we have built up the ARPs in the fund's portfolio. At period's end, approximately 21.9% of the fund's net assets was invested in these securities.

* BUDGET PROPOSALS CAST UNCERTAINTY OVER THE PREFERRED MARKET

In his budget plan, President Clinton has reintroduced proposals that would eliminate the deductibility of interest on some of the securities industry's more exotic products. In doing so, he is bringing back to the table a set of restrictions he had hoped would pass through Congress more than a year ago, and raising general ire across Wall Street as some firms' products face the prospect of extinction.

Among the proposals is one that would eliminate the deductibility of interest on hybrid debt/equity securities, such as trust-preferred stocks. These securities are subordinated debt issued to trusts, which in turn issue preferred stock to investors. As we discussed in your fund's last annual report, the fund benefited in 1996 from the issuance of these new securities by banks and insurance companies.

Last October, the Fed instituted regulatory changes indicating that the capital from these stocks should be classified as equity on banks' balance sheets. This is consistent with the Fed's treatment of other types of preferred stock. Meanwhile, the Internal Revenue Service, in effect, treats trust-preferred stock as debt, allowing issuers to account for the dividends paid on the securities as a tax-deductible cost. Other types of preferred stock are typically viewed as equity by the IRS, which prevents dividends paid from being treated as tax-deductible interest. As a result, an issuer's after-tax costs for trust-preferred stock can be significantly lower than those for other types of preferred stock.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

Perpetual                          66.2%                  11/30/96
preferreds                         64.8%                   5/31/97

Adjustable-rate                    21.1%                  11/30/96
preferreds                         21.9%                   5/31/97

Sinking-fund                        8.1%                  11/30/96
preferreds                          8.4%                   5/31/97

Common                              1.8%                  11/30/96
stocks                              0.3%                   5/31/97

Convertible                         0.0%                  11/30/96
securities                          0.5%                   5/31/97

Cash and
short-term                          4.1%                  11/30/96
securities                          4.1%                   5/31/97


Footnote reads:
* Based on net assets as of 5/31/97. Composition will vary over time.



Bond and specialty product professionals have voiced opposition to budget measures outlawing the tax-deductibility of trust-preferred stock. Many have argued that trust-preferreds are a source of valuable long-term debt capital for companies. If this mode of financing is taken away and the cost of capital increases, companies may not take on new projects that lead to creation of jobs.

On the upside, bank issuance of trust-preferred stock during this window of opportunity bolstered the prices of other types of preferreds, giving them a degree of scarcity value in the face of no new issuance by banks. At the midpoint of your fund's fiscal year, more than 20% of the portfolio was committed to bank preferreds, allowing the fund to take full advantage of the rally.

Another proposal that may affect the type of securities held by your fund is a measure to reduce the dividends-received deduction from 70% to 50%.

Although the probability that the dividends-received deduction will be lowered remains uncertain, it has caused a slowdown in the overall issuance of preferreds. We believe, therefore, that it is perhaps more advantageous than ever to maintain a portfolio of high-coupon securities and to hold these securities for as long as possible. Consequently, portfolio turnover has been quite low relative to the fund's history. We will continue to monitor the status of these proposals and any effects they may have on the securities in which your fund invests.

* SIGNIFICANT WEIGHTINGS IN FINANCIALS, INDUSTRIALS, AND UTILITIES

Companies in the financial, industrial, and public utilities sectors are the dominant issuers in the preferred stock market. At period's end, roughly 34% of the fund's portfolio was devoted to utilities, with large percentages also invested in industrials and financial companies.

[GRAPHIC OMITTED: TOP TEN HOLDINGS]

TOP 10 HOLDINGS

El Paso Tennessee Pipeline Co. Series A, $4.125 preferred
Gas pipelines

BankAmerica Corp. Series B, $6.00 adjustable-rate preferred
Banking and financial services

McDermott Inc. Series B, $2.60 sinking-fund preferred
Oil services

Ford Motor Co. Series B, $2.063, preferred
Automobile manufacturing

Merrill Lynch & Co., Inc. Series A, $2.25 preferred
Securities brokerage and investment management services

BankBoston Corp. Series E, $2.15, preferred
Banking and financial services

Boise Cascade Corp. Series F, $2.25 preferred
Forest products and paper manufacturing

General Motors Corp. Series B, $2.063 preferred
World leader in automobile manufacturing

Lasalle National Corp. Series 144A K, $4.375 preferred
Banking and financial services

Baltimore Gas & Electric Co. Series 93, $7.125 preferred
Gas and electric utilities

Footnote reads:
These holdings represent 28.8% of the fund's assets as of 5/31/97. Portfolio holdings will vary over time.

BankAmerica Corporation, one of the fund's largest holdings and the nation's third largest bank, is focusing on the growth of its investment products and mortgage lending. Strong financial performance in 1996 and the first quarter of this year have resulted from the bank's effective operating leverage, prudent risk management, and disciplined capital management. The bank's shareholder return was the highest of the 15 largest U.S. banking companies in 1996. While this portfolio holding and others discussed in this report, were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

Baltimore Gas and Electric Company, one of your fund's utility holdings, exemplifies the recent increase in mergers and acquisitions among electric and natural gas providers. Deregulation in the electric utility industry is causing major operators to attempt to consolidate their control over exploration, generation, and distribution of electric power. Numerous electric utilities have merged with natural gas providers, believing they will compete more effectively as combined rather than as separate entities.

Baltimore Gas and Electric (BGE) provides electricity to more than one million customers in central Maryland. The company also serves natural gas to nearly 550,000 customers. BGE and electrical utility Potomac Electric plan to merge to form the Constellation Energy Corp. The merger, which would create the 10th largest U.S. utility, should allow the combined company to provide service more efficiently and effectively.

Ford Motor Company, the world's second largest auto maker, is one of your fund's largest industrial holdings. Ford is the world's leading provider of auto financing. It also owns the Hertz car rental operation (#1 in the United States) and has stakes in several foreign-based automakers, including an interest giving it effective control of Japanese auto maker Mazda. Sales outside the United States account for 30% of the total.

There is definitely a sense of urgency at Ford management to reduce structural costs. Equally important, the company is focusing resources and capital on where it can make money.

* OUTLOOK: PRUDENT SECURITY SELECTION FOR AN UNCERTAIN MARKET

Putnam Management believes the fund's adjustable-rate preferreds and sinking-fund preferreds will continue to help dampen volatility. The preferred market's activity remains slow because of uncertainty about President Clinton's proposals to lower the dividends-received deduction. During the second half of your fund's fiscal year, we will continue to look for mispriced securities and those that enhance the fund's call protection.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Preferred Income Fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction for federal income-tax purposes. The dividends-received deduction is not available to noncorporate investors.

TOTAL RETURN FOR PERIODS ENDED 5/31/97
                                               Class A          Class M
(inception date)                               (1/4/84)        (4/20/95)

                                              NAV     POP     NAV     POP
------------------------------------------------------------------------------
 6 months                                    3.86%   0.52%   3.74%   1.64%
------------------------------------------------------------------------------
1 year                                      11.17    7.60   10.93    8.73
------------------------------------------------------------------------------
5 years                                     48.25   43.44   45.60   42.72

Annual average                               8.19    7.48     7.8    7.37
------------------------------------------------------------------------------
10 years                                   115.81  108.77  109.19  105.05
Annual average                               8.00    7.64    7.66    7.44
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                                Merrill Lynch
                                  Perpetual       Standard &
                                  Preferred        Poor's         Consumer
                                   Index*        500 Index       Price Index
------------------------------------------------------------------------------
6 months                            3.77%          13.14%           0.95%
------------------------------------------------------------------------------
1 year                              9.13           29.40            2.23
------------------------------------------------------------------------------
5 years                            45.42          132.32           14.60
Annual average                      7.78           18.37            2.76
------------------------------------------------------------------------------
10 years                              --          293.98           41.56
Annual average                        --           14.69            3.54
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 3.25% and 2.00%, respectively. Returns shown for class M for periods prior to inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable and the higher operating expenses applicable to class M shares. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/97

                                          Class A         Class M
------------------------------------------------------------------------------
Distributions (number)                       6               6
------------------------------------------------------------------------------
Income                                   $0.29118        $0.280304
------------------------------------------------------------------------------
Capital gains                               --              --
------------------------------------------------------------------------------
  Total                                  $0.29118        $0.280304
------------------------------------------------------------------------------
Share value:                            NAV     POP     NAV     POP
------------------------------------------------------------------------------
11/30/96                               $8.71   $9.00   $8.69   $8.87
------------------------------------------------------------------------------
5/31/97                                 8.75    9.04    8.73    8.91
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate1                  6.40%   6.19%   6.16%   6.03%
------------------------------------------------------------------------------
Taxable equivalent3                     8.81    8.52    8.48    8.30
------------------------------------------------------------------------------
Current 30-day SEC yield2               6.68    6.46    6.41    6.28
------------------------------------------------------------------------------
Taxable equivalent3                     9.20    8.89    8.83    8.65
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

3The taxable equivalent examples in this table show the return that a corporation taxed at the 35% Federal corporate tax rate would have to earn from a non tax-advantaged investment to produce an after-tax return equal to that of the Fund's, assuming 100% of distributions qualify for the dividend-received deduction.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                                Class A         Class M
                                              NAV     POP     NAV     POP
------------------------------------------------------------------------------
6 months                                     5.11%   1.70%   4.99%   2.85%
------------------------------------------------------------------------------
1 year                                      12.01    8.40   11.77    9.55
------------------------------------------------------------------------------
5 years                                     49.47   44.62   46.78   43.86
Annual average                               8.37    7.66    7.98    7.54
------------------------------------------------------------------------------
10 years                                   113.21  106.16  106.71  102.70
Annual average                               7.87    7.50    7.53    7.32
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see the preceding page for the method of performance calculation.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge but carry no 12b-1 fee.

Class M shares have a lower initial sales charge than class A shares and carry a 12b-1 fee.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 3.25% sales charge for class A shares and 2.00% for class M shares.

COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index* is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock-market performance.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



WELCOME TO

www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Portfolio of investments owned
May 31, 1997 (Unaudited)


PREFERRED STOCKS (95.1%) *
NUMBER OF SHARES                                                                                       VALUE

Automobiles (6.8%)
------------------------------------------------------------------------------------------------------------
        131,079  Ford Motor Co. Ser. B, $2.063, dep. shs. cum.
                   preferred (pfd)                                                            $    3,604,670
        115,000  General Motors Corp. Ser. B, $2.281, dep. shs. cum. pfd.                          3,047,500
         54,000  General Motors Corp. Ser. G, $2.28, cum. pfd.                                     1,525,500
                                                                                              --------------
                                                                                                   8,177,670

Banks (20.1%)
------------------------------------------------------------------------------------------------------------
         43,662  BankAmerica Corp. Ser. B, $6.00, cum. Adjustable Rate
                   Preferred (ARP)                                                                 3,978,700
         25,000  BankBoston Corp. Ser. C, $5.50, cum. ARP                                          1,965,625
        135,000  BankBoston Corp. Ser. E, $2.15, dep. shs. cum. pfd.                               3,391,875
         16,000  Bankers Trust New York Corp. Ser. P, $1.875, cum. pfd.                              408,000
         70,000  Bankers Trust New York Corp. Ser. Q, $1.423, cum. ARP                             1,653,750
         20,239  Bankers Trust New York Corp. Ser. S, $1.938, cum. pfd.                              531,274
         50,000  Chase Manhattan Corp. Ser. B, $2.44, cum. pfd.                                    1,412,500
         17,400  Chase Manhattan Corp. Ser. C, $2.71, cum. pfd.                                      530,700
         17,400  Citicorp Ser. 3, $7.00, cum. ARP                                                  1,718,250
         22,510  Citicorp Ser. 18, $1.449, cum. ARP                                                  565,564
         10,000  Fleet Financial Group, Inc. Ser. D, $2.325, dep. shs. cum. pfd.                     257,500
         66,766  Fleet Financial Group, Inc. Ser. E, $2.338, dep. shs. cum. pfd.                   1,877,794
         52,000  Fleet Financial Group, Inc. Ser. V, $1.813, dep. shs. cum. pfd.                   1,358,500
         15,000  Indosuez Holdings 144A, ADS, $2.594, pfd. (Mexico)                                  410,625
         60,000  Lasalle National Corp. Ser. 144A K, $4.375, pfd.                                  3,037,500
         40,000  UnionBanCal Corp. Ser. A, $2.094, cum. pfd.                                       1,015,000
                                                                                              --------------
                                                                                                  24,113,157

Combined Utilities (13.1%)
------------------------------------------------------------------------------------------------------------
         28,000  Baltimore Gas & Electric Co. Ser. 93, $7.125, cum. pfd.                           2,975,000
         15,000  Baltimore Gas & Electric Co. Ser. 95 $6.99, cum. pfd.                             1,563,750
         14,485  Baltimore Gas & Electric Co. Ser. 87, $6.75, cum. pfd.                            1,506,440
          9,000  Jersey Central Power & Light Co. Ser. E, $7.88, cum. pfd.                           909,000
         80,000  Long Island Lighting Co. Sinking Fund Ser. NN, $1.95,
                   cum. pfd.                                                                       1,980,000
        116,000  New York State Electric & Gas Corp. Ser. B, $1.425,
                   cum. ARP                                                                        2,726,000
         20,000  Pacific Gas & Electric Co. Ser. U, $1.76, cum. pfd.                                 527,500
         11,750  Public Service Electric & Gas Co. $6.92, cum. pfd.                                1,224,938
         23,200  Western Resources, Inc. Sinking Fund $ 7.58, cum. pfd.                            2,296,800
                                                                                              --------------
                                                                                                  15,709,428

Computer Software (0.5%)
------------------------------------------------------------------------------------------------------------
         24,033  IBM Corp. Ser. A, $1.875, dep. shs. pfd.                                            648,891

Electric Utilities (19.7%)
------------------------------------------------------------------------------------------------------------
        100,000  Alabama Power Co. Ser. 93-A, $1.365, cum. ARP                                     2,375,000
         50,000  Arizona Public Service Co. Ser. W, $1.813, pfd.                                   1,262,500
         20,000  Central Maine Power Co. Ser. A, $7.999, cum. pfd.                                 2,010,000
          7,070  Commonwealth Edison Co. Ser. A, $8.40, cum. pfd.                                    712,303
         15,000  Florida Power & Light Co. Ser. S, $6.98, cum. pfd.                                1,561,875
        100,000  Georgia Power Co. Ser. 93, $1.495, cum. ARP                                       2,525,000
         80,941  Georgia Power Co. Ser. 93-2, $1.375, cum. ARP                                     1,993,172
         39,800  Niagara Mohawk Power Corp. Ser. A, $1.625, cum. ARP                                 766,150
         40,000  Niagara Mohawk Power Corp. Ser. C, $1.75, cum. ARP                                  895,000
         50,000  Niagara Mohawk Power Corp. $2.375, cum. pfd.                                      1,300,000
          8,120  Northern States Power Co. Ser. B, $5.52, cum. ARP                                   801,850
         15,000  Peco Energy $7.48, cum. pfd.                                                      1,518,750
         10,000  Pennsylvania Power & Light Co. Sinking Fund $6.33,
                   cum. pfd.                                                                       1,030,000
         10,000  Pennsylvania Power & Light Co. Sinking Fund $6.125,
                   cum. pfd.                                                                       1,020,000
         18,700  Puget Sound Energy, Inc. Ser. III, $2.125, cum. pfd.                                488,538
         18,000  PSI Energy, Inc. $1.86, cum. pfd.                                                   456,750
         60,000  Texas Utilities Electric Co. Ser. A, $1.875, dep. shs. cum. pfd.                  1,575,000
         50,000  Texas Utilities Electric Co. Ser. B, $1.805, dep. shs. cum. pfd.                  1,337,500
                                                                                              --------------
                                                                                                  23,629,388

Finance (9.4%)
------------------------------------------------------------------------------------------------------------
         10,000  Bear Stearns & Co. Ser. A, $2.75, cum. ARP                                          447,500
         28,300  Bear Stearns & Co. Ser. B, $1.97, dep. shs. cum. pfd.                               721,650
         95,000  Heller Financial Inc. Ser. A, $2.031, cum. pfd.                                   2,481,875
         40,000  MBNA Corp. Ser. B, $1.745, cum. ARP                                               1,085,000
         36,500  MBNA Corp. Ser. A, $1.875, cum. pfd.                                                958,125
        116,324  Merrill Lynch & Co., Inc. Ser. A, $2.25, dep. shs. cum. pfd.                      3,431,558
         30,000  Morgan Stanley $3.875, dep. shs. cum. pfd.                                        1,582,500
         24,000  Morgan Stanley $1.844, dep. shs. cum. pfd.                                          615,000
                                                                                              --------------
                                                                                                  11,323,208

Financial Services (1.8%)
------------------------------------------------------------------------------------------------------------
         38,350  Household International, Inc. Ser. 92-A, $2.063, dep.
                   shs. cum. pfd.                                                                  1,054,625
         20,000  J.P. Morgan & Co. Inc. Ser. H, $3.313, dep. shs. cum. pfd.                        1,042,500
                                                                                              --------------
                                                                                                   2,097,125

Food Chains (2.2%)
------------------------------------------------------------------------------------------------------------
        102,569  McDonalds Corp. Ser. E, $1.93, dep. shs. pfd.                                     2,602,688

Gas Pipelines (5.8%)
------------------------------------------------------------------------------------------------------------
         80,000  El Paso Tennessee Pipeline Co. Ser. A, $4.125, cum. pfd.                          4,230,000
         28,000  Enserch Corp. Ser. E, $7.00, cum. ARP                                             2,789,500
                                                                                              --------------
                                                                                                   7,019,500
Insurance (2.5%)
------------------------------------------------------------------------------------------------------------
         52,500  AON Corp. $2.00, cum. pfd.                                                        1,332,188
         37,000  Berkley (W.R.) Corp. Ser. A, $1.844, cum. pfd.                                      948,125
         27,735  Provident Cos., Inc. $2.025, dep shs. cum. pfd.                                     710,709
                                                                                              --------------
                                                                                                   2,991,022

Natural Gas (1.4%)
------------------------------------------------------------------------------------------------------------
         66,000  Phillips Gas Co. Ser. A, $2.33, cum. pfd.                                         1,691,250

Oil Services (4.4%)
------------------------------------------------------------------------------------------------------------
         57,500  LASMO PLC ADS Ser. A,$2.50, cum. pfd.
                   (United Kingdom)                                                                1,466,250
        129,051  McDermott Inc. Sinking Fund Ser. B, $2.60, cum. pfd.                              3,758,610
                                                                                              --------------
                                                                                                   5,224,860

Paper (3.9%)
------------------------------------------------------------------------------------------------------------
         60,000  Bowater, Inc. Ser. C, $2.10, dep. shs. cum. pfd.                                  1,567,500
        120,000  Boise Cascade Corp. Ser. F, $2.35, dep. shs. cum. pfd.                            3,120,000
                                                                                              --------------
                                                                                                   4,687,500

Publishing (1.0%)
------------------------------------------------------------------------------------------------------------
         49,500  Newscorp Overseas Corp. Ser. A, $2.156, cum. pfd.                                 1,231,313

Tobacco (1.4%)
------------------------------------------------------------------------------------------------------------
         67,300  RJR Nabisco Holding Ser. B, $2.313, dep. shs. cum. pfd.                           1,699,325

Water Utilities (1.1%)
------------------------------------------------------------------------------------------------------------
         13,500  United Water Resources, Inc. Ser. B, $7.625, cum. pfd.                            1,336,500
                                                                                              --------------
                 Total Preferred Stocks (cost $111,723,529)                                   $  114,182,825

CONVERTIBLE PREFERRED STOCKS (0.5%) * (cost $530,000)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         20,000  Lehman Brothers Holding Inc. $5.00, cv. pfd.                                 $      562,500

COMMON STOCKS (0.3%) * (cost $479,754)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         18,000  Pacific Gas & Electric Co.                                                   $      416,250

SHORT-TERM INVESTMENTS (4.1%) * (cost $4,952,516)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
      4,951,000  Interest in $580,717,000 joint repurchase agreement
                   May 30, 1997 with SBC Warburg Inc. due June 2, 1997
                   with respect to various U.S. Treasury obligations --
                   maturity value of $4,953,273 for an effective yield
                   of 5.51%                                                                    $   4,952,516
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $117,685,799) ***                                     $ 120,114,091
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $120,101,909.

*** The aggregate identified cost on a tax basis is $117,694,498, resulting in gross unrealized appreciation and depreciation of $4,062,937 and $1,643,344, respectively, or net unrealized appreciation of $2,419,593.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADS after the name of a foreign holding American Depository Shares, representing ownership of foreign securities on deposit with a custodian bank.

    The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
May 31,1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $117,685,799) (Note 1)                                               $ 120,114,091
---------------------------------------------------------------------------------------------------
Cash                                                                                            946
---------------------------------------------------------------------------------------------------
Dividends receivable                                                                        497,776
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                       19,038
---------------------------------------------------------------------------------------------------
Total assets                                                                            120,631,851

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       222,115
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                   79,568
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                192,291
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 6,275
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,195
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                        2,441
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       26,057
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           529,942
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 120,101,909

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       $ 149,931,037
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (235,290)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                            (32,022,130)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                2,428,292
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                            $ 120,101,909

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($112,830,983 divided by 12,896,637 shares)                                                   $8.75
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $8.75)*                                        $9.04
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,270,926 divided by 833,074 shares)                                                        $8.73
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $8.73)*                                        $8.91
---------------------------------------------------------------------------------------------------

* On single retail sales of less than $100,000. On sales of $100,000 or more and group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31,1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $10,781)                                              $ 4,239,068
--------------------------------------------------------------------------------------------------
Interest                                                                                    32,069
--------------------------------------------------------------------------------------------------
Total investment income                                                                  4,271,137

Expenses:
Compensation of Manager (Note 2)                                                           388,206
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              89,452
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            5,817
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,542
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        7,117
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      7,425
--------------------------------------------------------------------------------------------------
Registration fees                                                                              175
--------------------------------------------------------------------------------------------------
Auditing                                                                                    14,166
--------------------------------------------------------------------------------------------------
Legal                                                                                        3,490
--------------------------------------------------------------------------------------------------
Other                                                                                          516
--------------------------------------------------------------------------------------------------
Total expenses                                                                             519,906
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (52,332)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               467,574
--------------------------------------------------------------------------------------------------
Net investment income                                                                    3,803,563
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           480,955
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                               149,489
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                    630,444
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $ 4,434,007
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                             May 31        November 30
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $   3,803,563       $  8,169,853
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            480,955            613,554
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                  149,489          1,099,640
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      4,434,007          9,883,047
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (3,795,540)        (7,929,910)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (183,217)          (187,209)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                      --            (58,710)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --             (1,386)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                        (3,188,557)          (191,510)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  (2,733,307)         1,514,322

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     122,835,216        121,320,894
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income $235,290 and $60,096, respectively)                                $  120,101,909      $ 122,835,216
----------------------------------------------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.





Financial highlights **
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                         May 31
operating performance         (Unaudited)                                     Year ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.71            $8.59            $7.88            $8.81            $8.34            $8.00
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .28              .58              .57              .56              .60              .68
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .05              .12              .73             (.93)             .47              .34
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .33              .70             1.30             (.37)            1.07             1.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.29)            (.58)            (.59)            (.56)            (.60)            (.68)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               -- (d)           --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.29)            (.58)            (.59)            (.56)            (.60)            (.68)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.75            $8.71            $8.59            $7.88            $8.81            $8.34
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           3.86 *           8.61            17.05            (4.41)           13.07            13.08
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $112,831         $117,502         $120,591         $119,822         $144,185         $142,378
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .43 *            .89              .90              .81              .83              .83
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.18 *           6.90             6.91             6.64             6.83             8.23
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              9.25 *          29.51            34.76            32.84           114.53           188.68
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                     $.0491           $.0564
------------------------------------------------------------------------------------------------------------------------------------

+  Commencement of operations.

*  Not annualized.

** The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on November 29, 1994.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.




Financial highlights **
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                            May 31       Year ended    Apr. 20, 1995+
operating performance                                                            (Unaudited)         Nov. 30       to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $8.69            $8.58            $8.12
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .27              .56              .33
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .05              .11              .46
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .32              .67              .79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.28)            (.56)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --               -- (d)           --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.28)            (.56)            (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $8.73            $8.69            $8.58
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              3.74 *           8.22             9.88 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $7,271           $5,333             $729
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .55 *           1.14              .67 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              2.99 *           6.41             3.73 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                 9.25 *          29.51            34.76
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0491           $.0564
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

**  The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on November 29, 1994.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.




Notes to financial statements
May 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Preferred Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high after-tax income for corporate shareholders and current income for all investors with minimum fluctuations in principal.

The fund offers class A and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee.

Expenses of the fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Certain preferred stocks, for which reliable market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1996, the fund had a capital loss carryover of approximately $51,330,000 available to offset future capital gains, if any. This amount includes approximately $18,836,000 of capital loss carryovers acquired in connection with the fund's acquisition of net assets of Putnam Corporate Cash Fund-Adjustable Rate Preferred Portfolio in 1990. The amount of capital loss carryover that can be used to offset realized capital gains by the fund in any one year may be limited by the Internal Revenue Code and Regulations. To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset would be distributed to shareholders since any such distribution might be taxable as ordinary income.

The amount of the carryover and the expiration dates are:

Loss Carryover                Expiration
------------------        ------------------
29,523,000                 November 30, 1997
14,805,000                 November 30, 1998
 5,261,000                 November 30, 1999
   208,000                 November 30, 2000
 1,533,000                 November 30, 2003

F) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter. Prior to March 20, 1997, any amount over $1.5 billion was based on a rate of 0.45%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1997, fund expenses were reduced by $52,332 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $500 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") with respect to Class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing Class M shares of the fund. The Class M Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 1.00% of the average net assets attributable to Class M shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to Class M shares.

For the six months ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $10,345 and $1,326 from the sale of class A shares and class M shares respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the six month ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $10,816,290 and $15,735,976, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,024,569      $ 8,929,411
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       293,018        2,552,978
------------------------------------------------------------
                                  1,317,587       11,482,389

Shares
repurchased                      (1,905,641)     (16,586,936)
------------------------------------------------------------
Net decrease                       (588,054)     $(5,104,547)
------------------------------------------------------------

                                            Year ended
                                         November 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,600,524      $22,095,872
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       606,063        5,145,980
------------------------------------------------------------
                                  3,206,587       27,241,852

Shares
repurchased                      (3,757,062)     (31,934,220)
------------------------------------------------------------
Net decrease                       (550,475)     $(4,692,368)
------------------------------------------------------------

                                        Six months ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         295,501        2,574,928
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        17,245          149,936
------------------------------------------------------------
                                    312,746        2,724,864
------------------------------------------------------------
Shares
repurchased                         (93,111)        (808,874)
------------------------------------------------------------
Net increase                        219,635       $1,915,990
------------------------------------------------------------

                                           Year ended
                                        November 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         659,164       $5,596,724
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        19,994          169,452
------------------------------------------------------------
                                    679,158        5,766,176
------------------------------------------------------------
Shares
repurchased                        (150,701)      (1,265,318)
------------------------------------------------------------
Net increase                        528,457       $4,500,858
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Thomas V. Reilly
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Preferred Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34403-029/867   7/97